UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 8, 2026

Date of Report (Date of earliest event reported)

DELEK US HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38142	35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Seven Springs Way, Suite 500	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)

(615) 771-6701

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD.

On May 8, 2026, Delek US Holdings, Inc. (the “Company”) announced that it has allocated and priced an amendment (the “Amendment”) to its amended and restated term loan credit agreement (the “Amended and Restated Term Loan Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, the Company, as borrower, and the lenders party thereto (the “Term Credit Facility”). The Amendment is expected to close on or around May 15, 2026, subject to customary closing conditions.

The Amendment would extend the maturity of the Term Credit Facility to six years following the closing date of the Amendment, and reduce the rate of interest on borrowings to, at the Company’s election, to either (i) term SOFR plus 300 bps or (ii) base rate plus 200 bps. The principal amount of the Term Credit Facility after giving effect to the Amendment and contemplated prepayments to be made contemporaneously with the consummation of the Amendment will be $850.0 million.

The information provided in this Item 7.01 shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” including with respect to the expected timing and terms of the Amendment to the Term Credit Facility, that are subject to risks and uncertainties, and actual results might differ materially. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, market risks and uncertainties. These and other potential risks and uncertainties that could cause actual results to differ from the target metrics are more fully detailed in the Company’s filings and reports with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K for the year ended December 31, 2025, the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 and other reports and filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2026	DELEK US HOLDINGS, INC.

/s/ Mark Hobbs
	Name:	Mark Hobbs
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)